Exhibit 10.11
[CHASE LOGO]


General Loan and Collateral Agreement
of First Priority Group, Inc.
   ----------------------------------

    Upon and after the happening of any event of deficiency or event of default, the Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the New York Uniform Commercial Code.

    The undersigned hereby authorizes the Bank at any time during the existence of any event of deficiency, or upon or at any time after the occurrence of any event of default, whether occasioned by acceleration of maturity of any of the liabilities of the undersigned as hereinbefore provided or otherwise, to sell or grant options to purchase or otherwise realize upon the whole or from time to time any part of the collateral with or without notice or demand of payment of any of the liabilities of the undersigned. Any such sales may be made at any broker's board or at public or private sale, at the option of the Bank, with or without advertisement or notice of intention to sell or of the time or place of sale and may be for cash or credit and for present or future delivery. At any sale the Bank may become the purchaser of any of the property sold, free from any right of redemption.

    The undersigned agrees to pay to the Bank, as soon as incurred, all costs and expenses incidental to the care, sale, or collection of or realization upon any of the collateral or in any way relating to the rights of the Bank hereunder, including counsel fees. The Bank may apply any or all proceeds of the collateral to the payment or reduction of such of the liabilities of the undersigned and in such amounts as it may select, although contingent and although unmatured; and may set off, without notice, against all or any part of the liabilities of the undersigned, whether or not then due or matured, all amounts owed by the Bank in any capacity to the undersigned in any capacity, whether or not then due or matured, and the Bank shall be deemed to have exercised such right against such funds immediately upon an event of default or event of deficiency and without further action even though such set off is subsequently entered on the Bank's books and records; and in case of any deficiency, the undersigned will remain liable therefor.

    The undersigned expressly waives and releases any right under any theory whatsoever to require the Bank to collect any portion of the liabilities of the undersigned from any other person or from the proceeds of any other property held by the Bank. The Bank is hereby authorized, with or without notice, before or after maturity of any of the liabilities of the undersigned, to transfer to or register in the name of its nominee or nominees all or any part of the collateral and to exercise any or all rights of collection, enforcement, conversion or exchange and other similar rights, privileges and options pertaining to the collateral, but the Bank shall have no duty to exercise any such rights, privileges or options or to sell or otherwise realize upon any of the collateral as herein authorized or to preerve the same and shall not be responsible for any failure to do so or delay in doing so.

    The undersigned expressly waives all notices of any character whatsoever and waives, as against the Bank, any right of subogation, contribution, indemnification and all other rights available to the undersigned at law or in equity.

    The Bank may transfer this instrument and/or any or all instruments evidencing any or all of the liabilities of the undersigned and may deliver the collateral or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights with respect thereto given to the Bank hereby or by the instrument or instruments so trnsferred, and the Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect thereto; but the Bank shall retain all rights and powers hereby given to it with respect to any and all liabilities of the undersigned and collateral not so transferred. The provisions of the fifth and sixth paragraphs hereof shall be and remain effective although any of the conditions stated therein shall, with or without the knowledge of the Bank, exist at or immediately after the time of its acceptance of any liability of the undersigned or of further security or of any payment on account. Presentment and demand for payment with respect to any of the liabilities of the undersigned may be made at the office of the Bank. Any notice to or demand on the undersigned elected to be given or made by the Bank or any transferee shall be deemed effective, if not first otherwise made or given, when forwarded by mail, telecopier, cable or radio or telephoned to the last address of the undersigned appearing on the Bank's books. No act or delay on the part of the Bank or any transferee in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of any rights; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of the Bank or of any transferee to take further action without notice or demand as provided herein; nor in any event shall any waiver be effective unless in writing and then the same shall be applicable only in the specific instance for which given. No course of dealing between the undersigned and the Bank shall be effective to modify or discharge in whole or in part this agreement.

    This agreement shall cover all future as well as all existing transactions and shall remain effective irrespective of any interruptions in the business relations of the undersigned with the Bank. The term "undersigned" as used herein shall, if this instrument is signed by more than one party, mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the phrases "of the undersigned", "by the undersigned", "against the undersigned", "for the undersigned", "to the undersigned", and "on the undersigned", the term "undersigned" shall mean the "undersigned or any of them", and the Bank may release or exchange any of the collateral belonging to any of the parties hereto and may renew or extend any of the liabilities of any of them and may make additional advances or extensions of credit to any of them and may release or fail to set off any deposit account or credit of any of them and may grant other indulgences to any of them, all from time to time, before or after maturity of any of the liabilities of the undersigned, with or without further notice to or assent from any of the other parties hereto. If any party hereto shall be a partnership, the agreements herein contained shall remain in force and applicable notwithstanding any changes in the individuals composing the partnership, and the term "undersigned" shall include any altered or successive partnerships, but the predecessor partnerships and their partners shall not thereby be released from any liability.

The Bank and the undersigned, in any litigation arising out of or in connection with the collateral, the liabilities of the undersigned or this agreement, IRREVOCABLY WAIVE TRIAL BY JURY.

This agreement shall be governed by and construed in accordance with the laws of the State of New York.

Executed and delivered this  29  day of  July,  1996.
                            ----         -----    --


                                   -------------------------------------------
                                             (Individual Borrower)


                                   -------------------------------------------
                                             (Individual Borrower)


                                          First Priority Group, Inc.
                                   -------------------------------------------
                                   (Name of Corporate or Partnership Borrower)


ATTEST: /s/ Barry Siegel           BY: /s/ Barry Siegel Co-chairman, Secretary
        ----------------               ---------------------------------------
        (for corporate                            (Name and Title)
        Borrowers only - to be
        signed by Secretary
        or Assistant Secretary)    BY:
                                       ---------------------------------------
                                                  (Name and Title)
(AFFIX CORPORATE SEAL HERE)